Exhibit 99.1

M III Acquisition Corp.

Report of Independent Registered Public Accounting Firm	F-2
Balance Sheet	F-3
Notes to the Balance Sheet	F-4

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Audit Committee of the

Board of Directors and Shareholders

of M III Acquisition Corp.

We have audited the accompanying balance sheet of M III Acquisition Corp. (the “Company”) as of July 12, 2016. The balance sheet is the responsibility of the Company’s management. Our responsibility is to express an opinion on the balance sheet based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the balance sheet is free of material misstatement.  The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the balance sheet referred to above presents fairly, in all material respects, the financial position of M III Acquisition Corp., as of July 12, 2016 in conformity with accounting principles generally accepted in the United States of America.

/s/ Marcum llp

Marcum llp

New York, NY

July 18, 2016

F-2

M III Acquisition Corp.

Balance Sheet as of July 12, 2016

Assets
Cash	$947,153
Due from Sponsor	256,544
Current Assets	1,203,697

Cash held in Trust Account	153,400,000

Total Assets	$154,603,697

Liabilities and Stockholders' Equity
Accounts payable	$55,987
Due to underwriter	3,525,500
Current Liabilities	3,581,487

Deferred Discount	6,000,000

Total Liabilities	9,581,487

Commitments
Common stock, 14,002,220 shares subject to possible redemption	140,022,200
Stockholders' Equity
Preferred stock, $0.0001 par value; 1,000,000 share authorized, none issued or outstanding	-
Common stock, $0.0001 par value, 35,000,000 shares authorized; 5,770,280 shares issued and outstanding (excluding 14,002,220 shares subject to redemption) (1)	577
Additional Paid-in Capital	5,000,607
Accumulated deficit	(1,174)
Total Stockholders’ Equity	5,000,010

Total Liabilities and Stockholders’ Equity	$154,603,697

(1) The number includes an aggregate of up to 562,500 share subject to forfeiture to the extent the underwriters' over-allotment option is not exercised in full.

The accompanying notes are an integral part of this balance sheet.

F-3

M III Acquisition Corp.

Notes to Financial Statements

NOTE 1 — DESCRIPTION OF ORGANIZATION AND BUSINESS OPERATIONS

Organization and General:

M III Acquisition Corp. (the ‘‘Company’’) was incorporated in Delaware on August 4, 2015. The Company was formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses (the ‘‘Business Combination’’). While it may pursue an acquisition opportunity in any business industry or sector and in any geographic region, the Company expects to focus on businesses based in North America that engage primarily in the financial services, healthcare services and industrials sectors. The Company is an ‘‘emerging growth company,’’ as defined in Section 2(a) of the Securities Act of 1933, as amended, or the ‘‘Securities Act,’’ as modified by the Jumpstart Our Business Startups Act of 2012 (the ‘‘JOBS Act’’).

At July 12, 2016, the Company had not commenced any operations. All activity through July 12, 2016 relates to the Company’s formation and the initial public offering (‘‘Offering’’) described below. The Company will not generate any operating revenues until after completion of its initial business combination, at the earliest. The Company will generate non-operating income in the form of interest income on cash and cash equivalents from the proceeds derived from the Offering which is held in the Trust Account described below.

Sponsor and Proposed Financing:

The Company’s sponsor is M III Sponsor I, LLC, a Delaware limited liability corporation and M III Sponsor I LP (‘‘M III LLC’’ and ‘‘M III LP’’, respectively and collectively, the ‘‘Sponsor’’). The Company intends to finance a Business Combination with proceeds from the funds raised in the $150,000,000 Offering (Note 3) and the $4,600,000 private placement (Note 4). $150,000,000 are (or $172,500,000 if the underwriters’ over-allotment option is exercised in full will be – Note 3) held in the Trust Account. In addition to the $150,000,000 of net proceeds that were placed into the Trust Account, an overfunded amount of $3,400,000 was placed into the Trust Account by the underwriter which was refunded on July 18, 2016 (see Note 7).

The Trust Account:

Following the closing of the Offering and private placement on July 12, 2016, an amount of $150.0 million ($10.00 per unit) from the net proceeds of the sale of the Units in the Offering and the private placement, as well as the overfunded $3.4 million (Note 7) was placed in a United States-based trust account (“Trust Account”) at J.P. Morgan Chase Bank maintained by Continental Stock Transfer & Trust Company, acting as trustee and will be invested only in U.S. government treasury bills with a maturity of one hundred and eighty (180) days or less or in money market funds meeting certain conditions under Rule 2a-7 under the Investment Company Act of 1940 which invest only in direct U.S. government obligations. Funds will remain in the Trust Account until the earlier of (i) the consummation of its initial Business Combination or (ii) the distribution of the Trust Account as described below. The remaining proceeds outside the Trust Account may be used to pay for business, legal and accounting due diligence on prospective acquisitions and continuing general and administrative expenses.

The Company’s amended and restated certificate of incorporation provides that, other than the withdrawal of interest to pay taxes or up to $50,000 of interest to pay dissolution expenses, if any, none of the funds held in Trust Account will be released until the earlier of: (i) the completion of the initial Business Combination; or (ii) the redemption of 100% of the shares of common stock included in the Units sold in the Offering if the Company is unable to complete a Business Combination by July 12, 2018 (subject to the requirements of law).

Business Combination:

The Company’s management has broad discretion with respect to the specific application of the net proceeds of the Offering, although substantially all of the net proceeds of the Offering are intended to be generally applied toward consummating a Business Combination with (or acquisition of) a Target Business. As used herein, ‘‘Target Business’’ must be with one or more target businesses that together have a fair market value equal to at least 80% of the balance in the Trust Account (less any deferred underwriting commissions and taxes payable on interest earned) at the time of our signing a definitive agreement in connection with the Company’s initial business combination. Furthermore, there is no assurance that the Company will be able to successfully effect a Business Combination.

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M III Acquisition Corp.

Notes to Financial Statements

NOTE 1 — DESCRIPTION OF ORGANIZATION AND BUSINESS OPERATIONS − (continued)

The Company, after signing a definitive agreement for a Business Combination, will either (i) seek stockholder approval of the Business Combination at a meeting called for such purpose in connection with which stockholders may seek to redeem their shares, regardless of whether they vote for or against the Business Combination, for cash equal to their pro rata share of the aggregate amount then on deposit in the Trust Account as of two business days prior to the consummation of the initial Business Combination, including interest but less taxes payable, or (ii) provide stockholders with the opportunity to sell their shares to the Company by means of a tender offer (and thereby avoid the need for a stockholder vote) for an amount in cash equal to their pro rata share of the aggregate amount then on deposit in the Trust Account as of two business days prior to commencement of the tender offer, including interest but less taxes payable. The decision as to whether the Company will seek stockholder approval of the Business Combination or will allow stockholders to sell their shares in a tender offer will be made by the Company, solely in its discretion, and will be based on a variety of factors such as the timing of the transaction and whether the terms of the transaction would otherwise require the Company to seek stockholder approval unless a vote is required. If the Company seeks stockholder approval, it will complete its Business Combination only if a majority of the outstanding shares of common stock voted are voted in favor of the Business Combination. However, in no event will the Company redeem its public shares in an amount that would cause its net tangible assets upon consummation of its Business Combination to be less than $5,000,001. In such case, the Company would not proceed with the redemption of its public shares and the related Business Combination, and instead may search for an alternate Business Combination.

If the Company holds a stockholder vote or there is a tender offer for shares in connection with a Business Combination, a public stockholder will have the right to redeem its shares for an amount in cash equal to their pro rata share of the aggregate amount then on deposit in the Trust Account as of two business days prior to the consummation of the initial Business Combination, including interest but less taxes payable. As a result, such shares of common stock are recorded at redemption amount and classified as temporary equity in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 480, ‘‘Distinguishing Liabilities from Equity.’’ The amount in the Trust Account is initially $10.00 per public common share ($150,000,000 held in the Trust Account divided by 15,000,000 public common shares) plus the $3,400,000 overfunded amount (Note 7).

If the Company seeks stockholder approval of a Business Combination and it does not conduct redemptions in connection with a Business Combination pursuant to the tender offer rules, the Company’s Certificate of Incorporation provides that a public stockholder, together with any affiliate of such stockholder or any other person with whom such stockholder is acting in concert or as a ‘‘group’’ (as defined under Section 13 of the Exchange Act) will be restricted from redeeming its shares with respect to more than an aggregate of 20% of the shares sold in the Offering (‘‘Excess Shares’’). However, the Company would not be restricting the stockholders’ ability to vote all of their shares (including Excess Shares) for or against a Business Combination.

The Company must complete its initial Business Combination by July 12, 2018. If the Company does not complete a Business Combination by July 12, 2018, it shall (i) cease all operations except for the purposes of winding up; (ii) as promptly as reasonably possible, but not more than ten business days thereafter, redeem the public shares of common stock for a per share pro rata portion of the Trust Account, including interest, but less taxes payable (less up to $50,000 of such net interest to pay dissolution expenses) and (iii) as promptly as possible following such redemption, dissolve and liquidate the balance of the Company’s net assets to its remaining stockholders, as part of its plan of dissolution and liquidation. The initial stockholders have entered into letter agreements with us (and Cantor Fitzgerald has agreed as part of its unit purchase agreement), pursuant to which they have waived their rights to participate in any redemption with respect to their initial shares; however, if the initial stockholders or any of the Company’s officers, directors or affiliates acquire shares of common stock in or after the Offering, they will be entitled to a pro rata share of the Trust Account with respect to such shares only upon the Company’s redemption or liquidation in the event the Company does not complete a Business Combination within the required time period.

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M III Acquisition Corp.

Notes to Financial Statements

NOTE 1 — DESCRIPTION OF ORGANIZATION AND BUSINESS OPERATIONS − (continued)

In the event of such distribution, it is possible that the per share value of the residual assets remaining available for distribution (including Trust Account assets) will be less than the initial public offering price per Unit in the Offering. In order to protect the amounts held in the Trust Account, the Company’s Chairman and Chief Executive Officer has agreed that he will be liable to the Company if and to the extent any claims by a vendor for services rendered or products sold to the Company, or a prospective target business with which the Company has discussed entering into a transaction agreement, reduce the amount of funds in the Trust Account. This liability will not apply with respect to any claims by a third party who executed a waiver of any and all rights to seek access to the Trust Account and except as to any claims under the Company’s indemnity of the underwriters of the Offering against certain liabilities, including liabilities under the Securities Act. Moreover, in the event that an executed waiver is deemed to be unenforceable against a third party, then the Company’s Chairman and Chief Executive Officer will not be responsible to the extent of any liability for such third party claims.

NOTE 2 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation:

The balance sheet of the Company is presented in conformity with accounting principles generally accepted in the United States of America (‘‘U.S. GAAP’’) and pursuant to the accounting and disclosure rules and regulations of the U.S. Securities and Exchange Commission (‘‘SEC’’).

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M III Acquisition Corp.

Notes to Financial Statements

NOTE 2 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES − (continued)

Emerging Growth Company

Section 102(b)(1) of the JOBS Act exempts emerging growth companies from being required to comply with new or revised financial accounting standards until private companies (that is, those that have not had a Securities Act registration statement declared effective or do not have a class of securities registered under the Exchange Act) are required to comply with the new or revised financial accounting standards. The JOBS Act provides that a company can elect to opt out of the extended transition period and comply with the requirements that apply to non-emerging growth companies but any such an election to opt out is irrevocable. The Company has elected not to opt out of such extended transition period which means that when a standard is issued or revised and it has different application dates for public or private companies, the Company, as an emerging growth company, can adopt the new or revised standard at the time private companies adopt the new or revised standard.

Concentration of Credit Risk:

Financial instruments that potentially subject the Company to concentrations of credit risk consist of cash accounts in a financial institution, which at times, may exceed the Federal depository insurance coverage of $250,000. The Company has not experienced losses on these accounts and management believes the Company is not exposed to significant risks on such accounts.

Financial Instruments:

The fair value of the Company’s assets and liabilities, which qualify as financial instruments under FASB ASC Topic 820, ‘‘Fair Value Measurements and Disclosures,’’ approximates the carrying amounts represented in the balance sheet.

Use of Estimates:

The preparation of the balance sheet in conformity with U.S. GAAP requires Company management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the balance sheet. Actual results could differ from those estimates.

Income Taxes:

The Company complies with the accounting and reporting requirements of FASB ASC Topic 740, ‘‘Income Taxes,’’ which requires an asset and liability approach to financial accounting and reporting for income taxes. Deferred income tax assets and liabilities are computed for differences between the financial statement and tax bases of assets and liabilities that will result in future taxable or deductible amounts and are based on enacted tax laws and rates applicable to the periods in which the differences are expected to affect taxable income. Valuation allowances are established, when necessary, to reduce deferred tax assets to the amount expected to be realized.

F-7

M III Acquisition Corp.

Notes to Financial Statements

NOTE 2 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES − (continued)

FASB ASC 740 prescribes a recognition threshold and a measurement attribute for the financial statement recognition and measurement of tax positions taken or expected to be taken in a tax return. For those benefits to be recognized, a tax position must be more-likely-than-not to be sustained upon examination by taxing authorities. There were no uncertain tax benefits as of July 12, 2016. The Company recognizes accrued interest and penalties related to unrecognized tax benefits as income tax expense. No amounts were accrued for the payment of interest and penalties at July 12, 2016.

The Company is currently not aware of any issues under review that could result in significant payments, accruals or material deviation from its position.

The Company may be subject to potential examination by U.S. federal, U.S. states or foreign jurisdiction authorities in the areas of income taxes. These potential examinations may include questioning the timing and amount of deductions, the nexus of income among various tax jurisdictions and compliance with U.S. federal, U.S. state and foreign tax laws. The Company’s management does not expect that the total amount of unrecognized tax benefits will materially change over the next twelve months. Since the Company was incorporated on August 4, 2015, the evaluation was performed for the 2015 tax year, which will be the only period subject to examination upon filing of the appropriate tax returns.

Recent Accounting Pronouncements:

Management does not believe that any recently issued, but not yet effective, accounting pronouncements, if currently adopted, would have a material effect on the Company’s financial statements.

Subsequent Events

Management has evaluated subsequent events to determine if events or transactions occurring through July 18, 2016, the date the balance sheet was available for issuance, require potential adjustment to or disclosure in the balance sheet and has concluded that all such events that would require recognition or disclosure have been recognized or disclosed.

NOTE 3 — PUBLIC OFFERING

The SEC declared the Company's Registration Statement on Form S-1 effective on July 6, 2016. On July 12, 2016 the Company consummated the Offering of 15,000,000 Units at $10.00 per Unit (the “Units”). Each Unit consists of one share of the Company’s common stock, $0.0001 par value and one redeemable common stock purchase warrant (the ‘‘Warrants’’). Each Warrant entitles the holder to purchase one-half of one share of common stock at a price of $5.75. No fractional shares will be issued upon exercise of the warrants. If, upon exercise of the warrants, a holder would be entitled to receive a fractional interest in a share, the Company will, upon exercise, round down to the nearest whole number the number of shares of common stock to be issued to the warrant holder. Each Warrant will become exercisable on the later of 30 days after the completion of the Company’s initial Business Combination or July 12, 2017 and will expire five years after the completion of the Company’s initial Business Combination or earlier upon redemption or liquidation. However, if the Company does not complete its initial Business Combination on or prior to July 12, 2018, the Warrants will expire at the end of such period. If the Company is unable to deliver registered shares of common stock to the holder upon exercise of Warrants issued in connection with the 15,000,000 public units during the exercise period, there will be no net cash settlement of these Warrants and the Warrants will expire worthless, unless they may be exercised on a cashless basis in the circumstances described in the warrant agreement. Once the Warrants become exercisable, the Company may redeem the outstanding Warrants in whole and not in part at a price of $0.01 per warrant upon a minimum of 30 days’ prior written notice of redemption, only in the event that the last sale price of the Company’s shares of common stock equals or exceeds $24.00 per share for any 20 trading days within the 30-trading day period ending on the third trading day before the Company sends the notice of redemption to the warrant holders.

F-8

M III Acquisition Corp.

Notes to Financial Statements

NOTE 3 — PUBLIC OFFERING − (continued)

The Company granted the underwriters a 45-day option to purchase up to 2,250,000 additional Units to cover any over-allotment, at the initial public offering price less the underwriting discounts and commissions. The warrants that would be issued in connection with 2,250,000 over-allotment units are identical to the public Warrants and have no net cash settlement provisions.

NOTE 4 — RELATED PARTY TRANSACTIONS

Founder Shares

In August 2015, M III LLC purchased an aggregate 3,593,750 Founder Shares for an aggregate purchase price of $25,000, or approximately $0.007 per share. On November 5, 2015 the Company effectuated a 1.760-for-1 stock split in the form of a dividend. On December 31, 2015, the Company cancelled 1,293,750 Founder Shares issued in the stock split, and on July 6, 2016, the Company cancelled a further 718,750 Founder Shares issued in the stock split, resulting in an aggregate of 4,312,500 Founder Shares outstanding (up to 562,500 of which are subject to forfeiture by the Sponsor depending on the extent to which the underwriters’ over-allotment option is exercised). As a result of the stock split and subsequent partial cancellations, the per-share purchase price decreased to $0.006 per share. The Founder Shares are identical to the common stock included in the Units sold in the Offering except that the Founder Shares are subject to certain transfer restrictions, as described in more detail below. The Sponsor has agreed to forfeit up to 562,500 Founder Shares to the extent that the over-allotment option is not exercised in full by the underwriters. The forfeiture will be adjusted to the extent that the over-allotment option is not exercised in full by the underwriters so that the initial stockholders will own 20.0% of the Company’s issued and outstanding shares after the Offering (excluding the private placement shares and any shares purchased in the Offering).

The Company’s initial stockholders have agreed not to transfer, assign or sell any of their Founder Shares until the earlier of (A) one year after the completion of the Company’s initial Business Combination, or (B) the date on which the Company completes a liquidation, merger, stock exchange or other similar transaction after the initial Business Combination that results in all of the Company’s stockholders having the right to exchange their shares of common stock for cash, securities or other property (the ‘‘Lock Up Period’’). If subsequent to the Company’s initial Business Combination, the last sale price of the Company’s common stock equals or exceeds $12.00 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period commencing at least 150 days after the Company’s initial Business Combination, or if the Company consummates a transaction after the initial Business Combination which results in the stockholders having the right to exchange their shares for cash, securities, or other property, the Founder Shares will be released from the lock-up.

F-9

M III Acquisition Corp.

Notes to Financial Statements

NOTE 4 — RELATED PARTY TRANSACTIONS − (continued)

Private Placement Units

On July 12, 2016 the Sponsor and Cantor Fitzgerald purchased from the Company an aggregate of 460,000 private placement units, each consisting of one share of common stock and one warrant to purchase one half share of common stock with an exercise price of $5.75 per half share, at a price of $10.00 per unit (the ‘‘Private Placement Units’’). 340,000 Private Placement Units were purchased by the Sponsor and 120,000 Private Placement Units were purchased by Cantor Fitzgerald. The purchase price of the Private Placement Units was added to the net proceeds from the Offering held in the Trust Account pending completion of the Company’s initial Business Combination. The Private Placement Units (including their component securities) are not transferable, assignable or salable until 30 days after the completion of the initial Business Combination and the Private Placement Warrants will be non-redeemable so long as they are held by the Sponsor, Cantor Fitzgerald or their permitted transferees. If the Private Placement Warrants are held by someone other than the Sponsor, Cantor Fitzgerald or their permitted transferees, the Private Placement Warrants contained in the Private Placement Units are redeemable by the Company and exercisable by such holders on the same basis as the Warrants included in the Units sold in the Offering. In addition, for as long as the Private Placement Warrants are held by Cantor Fitzgerald or its designees or affiliates, they may not be exercised after five years from the effective date of the registration statement related to the Offering. Otherwise, the Private Placement Warrants contained in the Private Placement Units have terms and provisions that are identical to those of the Warrants sold as part of the Units in the Offering and have no net cash settlement provisions.

If the Company does not complete a Business Combination, then the proceeds will be part of the liquidating distribution to the public stockholders and the Private Placement Units and their component securities issued to the Sponsor will expire worthless.

Related Party Loans

M III LLC had agreed to loan the Company an aggregate of $250,000 against the issuance of an unsecured promissory note (the ‘‘Note’’) to cover expenses related to this Offering. This loan was non-interest bearing and payable on the earlier of July 31, 2016 or the completion of the Offering. As of July 12, 2016, all amounts owed under the Note had been repaid.

In order to finance transaction costs in connection with an initial Business Combination, the Sponsor or an affiliate of the Sponsor or certain of the Company’s officers and directors may, but are not obligated to, loan the Company funds as may be required. If the Company completes its Business Combination, the Company would repay such loaned amounts out of the proceeds released from the Trust Account. Otherwise, such loans would be repaid only out of funds held outside the Trust Account. In the event that the Business Combination does not close, the Company may use a portion of the working capital held outside the Trust Account to repay such loaned amounts but no proceeds from the Trust Account would be used to repay such loaned amounts. Up to $1,000,000 of such loans will be convertible into warrants of the post-business combination entity at a price of $0.50 per warrant at the option of the lender. The warrants would be identical to the Private Placement Warrants discussed above. The terms of such loans by the Company’s Sponsor, officers and directors, if any, have not been determined and no written agreements exist with respect to such loans.

F-10

M III Acquisition Corp.

Notes to Financial Statements

NOTE 5 — STOCKHOLDERS’ EQUITY

Common Stock

The authorized common stock of the Company includes up to 35,000,000 shares. Holders of the Company’s common stock are entitled to one vote for each share of common stock. At July 12, 2016, there were 5,770,280 shares of common stock issued and outstanding excluding 14,002,220 shares subject to redemption. This number includes an aggregate of up to 562,500 Founder Shares subject to forfeiture to the extent that the over-allotment option is not exercised in full by the underwriters.

Redeemable Shares

All of the 15,000,000 Public Shares sold as part of the Offering contain a redemption feature as defined in the Offering. In accordance with FASB ASC 480, redemption provisions not solely within the control of the Company require the security to be classified outside of permanent equity. The Company’s amended and restate certificate of incorporation provides a minimum net tangible asset threshold of $5,000,001. The Company recognized changes in redemption value immediately as they occur and will adjust the carrying value of the security to equal the redemption value at the end of each reporting periods. Increases or decreases in the carrying amount of Redemption Shares will be affected by charges against additional paid-in capital.

Preferred Stock

The Company is authorized to issue 1,000,000 shares of preferred stock with such designations, voting and other rights and preferences as may be determined from time to time by the Board of Directors. At July 12, 2016, there were no shares of preferred stock issued and outstanding.

NOTE 6 — COMMITMENTS AND CONTINGENCIES

Underwriting Agreement

The Company paid an underwriting discount of 2% of the per Unit offering price to the underwriters at the closing of the Offering (or $3.0 million), with an additional fee (the ‘‘Deferred Discount’’) of 4% of the gross offering proceeds payable upon the Company’s completion of a Business Combination. If the underwriters’ over-allotment option is exercised, the entire 6.0% underwriting discount from the over-allotment will be deposited in the Trust Account as Deferred Discount. The Deferred Discount will become payable to the underwriters from the amounts held in the Trust Account solely in the event the Company completes its initial Business Combination.

Registration Rights

The Company’s initial stockholders and holders of the Private Placement Units (and their constituent securities) are entitled to registration rights pursuant to a registration rights agreement to be signed on or before the date of the prospectus for the Offering. The Company’s initial stockholders and holders of the Private Placement Units (and their constituent securities) are entitled to make up to three demands, excluding short form registration demands, that the Company register such securities for sale under the Securities Act. In addition, these holders will have ‘‘piggy-back’’ registration rights to include their securities in other registration statements filed by the Company. The Company will bear the expenses incurred in connection with the filing of any such registration statements. The registration rights agreement does not provide for any cash penalties or additional penalties associated with any delays in registering the securities.

NOTE 7 – DUE TO UNDERWRITER

On July 12, 2016 the underwriter transferred an incremental $3.4 million of funds into the Trust Account as well as a $125,500 transfer to the Company's operating account which was intended for its legal counsel. These funds were subsequently returned to the underwriter on July 18, 2016 and July 13, 2016, respectively.

NOTE 8 – DUE FROM SPONSOR

In connection with the repayment of the Note Payable to Sponsor at the closing of the Offering on July 12, 2016, the Company made an overpayment amounting to $256,544 resulting in a Due from Sponsor on the Company's accompanying balance sheet. This overpayment was subsequently returned to the Company on July 13, 2016.

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